 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 15, 2023

DOMO, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38553	27-3687433
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
772 East Utah Valley Drive
American Fork, UT 84003
(Address of principal executive offices, and Zip Code)
Registrant’s telephone number, including area code: (801) 899-1000
Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class B Common Stock, par value $0.001 per share	DOMO	The Nasdaq Global Market

☐	Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 15, 2023, the compensation committee of the Board of Directors of Domo, Inc. (the “Company”) approved a one-time grant of 200,000 restricted stock units (“RSUs”) under the Company’s 2018 Equity Incentive Plan to Daren Thayne, the Company's Chief Technology Officer and Executive Vice President of Engineering. The RSUs shall vest over four years, with 25% vesting on March 20, 2024, and the remainder vesting quarterly over the following 36 months, subject to continued service.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOMO, INC.
Date: May 18, 2023	By:	/s/ David Jolley
David Jolley
Chief Financial Officer